PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2024
Property, Plant and Equipment [Abstract]
Schedule of property, plant and equipment

	March 31,	March 31,
	2024	2023

Land	$18,924,437	$13,334,843
Building	68,641,338	57,147,087
Computer and software	16,148	329,932
Leasehold improvement	–	27,036
Equipment and furniture	29,037	71,111
Total	87,610,960	70,910,009
Less: Accumulated depreciation	(4,029,638)	(1,341,458)
Property, plant and equipment, net	$83,581,322	$69,568,551